UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2011

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0681223 (I.R.S. Employer Identification No.)
Lindenstrasse 8
6340 Baar
Zug, Switzerland
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     As previously announced, on June 12, 2011, Allied World Assurance Company Holdings, AG (“Allied World”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GO Sub, LLC, a newly formed Delaware limited liability company and a wholly-owned subsidiary of Allied World, and Transatlantic Holdings, Inc. (“Transatlantic”), a Delaware corporation, providing for a “merger of equals” business combination of Allied World and Transatlantic (the “Merger”). In accordance with the terms of the Merger Agreement, Allied World will be permitted to pay its ordinary course dividend on Allied World common shares, in the amount of $1.50 per share and payable in quarterly installments of $0.375, and Transatlantic will be permitted to pay dividends on shares of Transatlantic common stock in the ordinary course consistent with past practice.
     At its 2011 Annual Shareholder Meeting, Allied World’s shareholders approved a proposal to pay dividends in the form of a distribution by way of par value reductions. The aggregate reduction amount will be paid to Allied World shareholders in quarterly installments of $0.375 per share. Allied World will distribute the first of these dividends on August 5, 2011 to shareholders of record on July 27, 2011 and expects to distribute additional dividends in October 2011, January 2012 and April 2012. Any declaration and payment of dividends by Allied World will depend upon Allied World’s results of operations, financial condition, and cash requirements, and will be subject to Swiss law and other related factors described in Allied World’s Proxy Statement for its 2011 Annual Shareholder Meeting. Transatlantic has previously declared a quarterly cash dividend of $0.21 per share on Transatlantic’s common stock, payable June 17, 2011, to stockholders of record on June 3, 2011, and a quarterly cash dividend of $0.22 per share on Transatlantic’s common stock, payable September 16, 2011, to stockholders of record on September 2, 2011. The declaration and payment of any additional future dividends by Transatlantic will depend upon many factors, including Transatlantic’s consolidated earnings, financial condition and business needs, capital and surplus requirements of Transatlantic’s operating subsidiaries, regulatory considerations, the timing of the closing of the transaction with Allied World, and other factors.
Additional Information About the Proposed Merger and Where to Find It
     This communication relates to a proposed Merger between Allied World and Transatlantic that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed with the Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed Merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Allied World and Transatlantic may file with the SEC or send to their shareholders in connection with the proposed Merger. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed Merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com or by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Participants in the Solicitation
     Allied World, Transatlantic and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed Merger. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements
     Any forward-looking statements made in this Form 8-K and in the exhibits attached hereto reflect each company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain Transatlantic’s or Allied World’s shareholder approval or the failure to satisfy other conditions to completion of the Merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; Allied World or its non-U.S. subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in each company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic and Allied World are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
Dated: June 15, 2011	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Executive Vice President, General Counsel and Corporate Secretary